UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 17, 2018

Commission file number: 333-198615

Po Yuen Cultural Holdings (Hong Kong) Co., Ltd.
(Exact name of Company as specified in its charter)

Nevada	47-1100063
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification number.)

Room A, 16/F, Winbase Centre, 208 Queen's Road Central, Sheung Wan, Hong Kong
(Address of Principal Executive Offices)	(Zip Code)

(852) 2350 1928

(Company’s Telephone Number, Including Area Code)

NA

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 4.01 Change in Registrant’s Certifying Accountant

On January 17, 2018, the Board of Directors approved the engagement of WWC, P.C. (“WWC”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2018, effective immediately, and dismissed TAAD, LLP (“TAAD”) as the Company's independent registered public accounting firm. TAAD’s review of the Company’s financial statements as of and for the periods of June 30, 2017 and September 30, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The former Accountant was engaged on August 19, 2014. During the fiscal year ended March 31, 2017, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) between the Company and TAAD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to TAAD’s satisfaction, would have caused TAAD to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation.

During the fiscal year ended March 31, 2017, neither the Company nor anyone acting on its behalf has consulted with TAAD regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that TAAD concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On January 17, 2018, the Company provided TAAD with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that TAAD furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of TAAD’s letter dated January 23, 2018, is filed as Exhibit 16.1 hereto.

ITEM 9.01 Financial Statement and Exhibits.

Exhibit No.	Exhibit

16.1	Auditor Letter- TAAD, LLP dated January 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Po Yuen Cultural Holdings (Hong Kong) Co., Ltd.

By:	/s/
Name:	Peter H. Tong
Title:	Chief Financial Officer

Dated:	January 23, 2018

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